UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 11, 2016

MASTECH HOLDINGS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Pennsylvania

(State or Other Jurisdiction of Incorporation)

001-34099	26-2753540
(Commission File Number)	(IRS Employer Identification No.)

1305 Cherrington Parkway, Suite 400, Moon Township, PA	15108
(Address of Principal Executive Offices)	(Zip Code)

(412) 787-2100

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 11, 2016, Denis D. Deet ceased to be Vice President of Technology and Chief Information Officer of Mastech Holdings, Inc. (the “Company”). In connection with such cessation, Mr. Deet will receive the payments and other benefits provided for in Section 8(b) of his Executive Employment Agreement, dated August 20, 2014, filed as Exhibit 10.8 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2014, filed on March 20, 2015 and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d)

10.1	Executive Employment Agreement by and between Mastech, Inc. and Denis Deet, dated August 20, 2014 (incorporated by reference to Exhibit 10.8 to Mastech Holdings, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2014, filed on March 20, 2015).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MASTECH HOLDINGS, INC.

By:	/s/ John J. Cronin
Name:	John J. Cronin
Title:	Chief Financial Officer

March 15, 2016

EXHIBIT INDEX

Exhibit No.	Description

10.1	Executive Employment Agreement by and between Mastech, Inc. and Denis Deet, dated August 20, 2014 (incorporated by reference to Exhibit 10.8 to Mastech Holdings, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2014, filed on March 20, 2015).